                                  EXHIBIT 21


                                                         As of December 31, 1995
                                                         -----------------------


                      BANKAMERICA CORPORATION SUBSIDIARIES

     The following list sets forth information concerning the direct subsidiaries of BankAmerica Corporation (the Parent) and indirect subsidiaries of the Parent. Except as otherwise indicated, each subsidiary is wholly owned and does business under its own name.

Org.                                                           Jurisdiction of
NO.     Subsidiary Name                                         Incorporation
----    ---------------                                      -------------------
054.    Appold Holdings Limited............................             Delaware
080.       Appold Japan Limited............................            Hong Kong
086.       Appold Leasing Limited..........................                 U.K.
052.    Appold Leasing, Inc. ..............................             Delaware
367.    BA Commercial Credit Corp. ........................              Florida
368.    BA Futures, Incorporated...........................             Delaware
2268.      BA Futures, S.A. ...............................               France
369.    BA Insurance Holding Company.......................             Delaware
370.       BA Insurance (Cayman) Ltd. .....................       Cayman Islands
371.       BancAmerica Insurance Company...................       Cayman Islands
120.    BA Securities, Inc. ...............................             Delaware
238.    BA Security Services, Inc. ........................             Delaware
240.       BA Clearing Corporation.........................             Delaware
242.       BankAmerica State Trust Company.................           California
376.    BancAmerica Commercial Corporation.................         Pennsylvania
016.    Bank of America Alaska, N.A. ......................                 U.S.
382.    Bank of America Arizona............................              Arizona
        (dba: Bank of America)
657.       Bamerilease, Inc. ..............................              Arizona
121.    Bank of America Community Development Bank.........           California
032.    Bank of America, FSB...............................                 U.S.
        (dba: Bank of America Hawaii; BankAmerica Mortgage,
        a division of Bank of America, FSB; BankAmerica
        Housing Services, a division of Bank of America,
        FSB; and Bank of America FSB, Community
        Development Division)
2202.      Arbor National Holdings, Inc. ..................             New York
2208.         Arbor National Mortgage, Inc. ...............             New York
2203.         Arbor Real Estate Management, Inc. ..........             New York
2206.         Designated Appraisers, Inc. .................             New York
2207.         Home Closing Services, Inc. .................             New York
2204.         Lauren Advertising, Inc. ....................             New York
2205.         Roots Insurance Agency, Inc. ................             New York
641.       Bank of America (Hawaii) Insurance
           Agency, Inc. ...................................               Hawaii
631.       Honfed Financial Services Corp. ................               Hawaii
636.          First Collateral Services, Inc. .............               Hawaii
1410.      United Mortgage Holding Company.................            Minnesota
1411.         United Mortgage Corporation..................            Minnesota
1413.            IDL Mortgage Corporation..................            Wisconsin
1414.            U.M.C. Asset Management Corporation.......            Minnesota
1412.            Valley Mortgage Corporation...............            Minnesota

017.    Bank of America Idaho, N.A. .......................                 U.S.
2011.   Bank of America Illinois...........................             Illinois
2082.      BA Service Corp. ...............................             Delaware
2019.      Bank of America Illinois Community
           Development Corporation.........................             Delaware
2022.      BankAmerica International Investment Corporation                 U.S.
2024.         Chicago Continental Capital Market
              Compania de Assesoria Financiera Limitada *..                Chile
2026.         CIC Trading, S.A. *..........................            Argentina
2028.         C.N. Investments, Inc. ......................         Cayman Islds
2029.         Continental Capital Markets Limited..........                 U.K.
2030.            Lease Continental PLC.....................                 U.K.
2032.         Continental Finanziaria S.P.A. ..............                Italy
2033.         Continental Illinois de Mexico, S.A.
              de C.V. .....................................               Mexico
2037.         Continental Information & Technology
              Services Co., S.A.*..........................            Argentina
2038.         Continental International Finance
              Corporation II Limitada......................                Chile
2041.         Continental International Securities,
              Limited......................................         Cayman Islds
2043.         Continental Investment Company S.A. *........            Argentina
2044.         Continental Servicios Corporativos S.A.
              de C.V. .....................................               Mexico
2045.         Destco, Ltd. ................................         Cayman Islds
2098.         Fundo De Conversao Capital Estrangeiro-
                 Continental Illinois Sellas...............               Brazil
2047.         Invenco, Inc. ...............................         Cayman Islds
2054.         Ismael I, Inc. ..............................         Cayman Islds
2057.         Juliana, Inc. ...............................         Cayman Islds
2058.         Justin, Inc. ................................         Cayman Islds
2059.            Justin, Inc. Chile Ltda.*.................                Chile
2064.         Labco I, Inc. ...............................         Cayman Islds
2065.            Labco I Inc. Chile Limitada *.............                Chile
2067.         Labco II, Inc. ..............................         Cayman Islds
2106.         Lawrence Holdings Ltd. ......................         Cayman Islds
2137.         Lisco, Ltd. .................................         Cayman Islds
2068.         M.A.S. Investments, Inc. ....................         Cayman Islds
2107.         Moraine Ltd. ................................         Cayman Islds
2108.         North Bay Holdings Ltd. .....................         Cayman Islds
2077.         Valores Mercantiles Banconti, C.A. ..........            Venezuela
2109.         Summit Inc. .................................         Cayman Islds
2034.            Continental Illinois Servicos Ltda. ......               Brazil
2035.               Continental Banco S.A. (50%; other
                    50% owned by non-BankAmerica entity)...               Brazil
2036.                  Continental Distribudora de Titulos
                       E Valores Mobiliaros, S.A. .........               Brazil
2075.         Tanco I, Inc. ...............................         Cayman Islds
2078.         Venco, B.V. .................................         Cayman Islds
2079.            Continental Bank Participacoes Ltda. .....               Brazil
2144.            Continental Fundo de Renda Fixa...........               Brazil
2014.      C.I.N.B. Nominees (London) Limited..............                 U.K.
2015.      Continental Bank International..................                 U.S.
2017.      Continental Bank New York Trust Company.........             New York
2018.      Continental Brokerage Services Inc. ............             Delaware
2020.      Continental Illinois Property Corporation
           No. 3...........................................             Delaware
2021.      Continental Illinois Venture Corporation........             Delaware
2081.      Continental Partners Group, Inc. ...............             Delaware
2090.      Moorpark Holding, Inc. .........................             Delaware
2091.      PDE, Inc. ......................................         Cayman Islds
2115.      Penguin Holding, Inc. ..........................             Delaware

2093.      Rose Holding, Inc. .............................             Delaware
2119.      VT, Inc. .......................................              Alabama
044.    Bank of America National Association...............                 U.S.
386.    Bank of America New Mexico, N.A. ..................                 U.S.
385.    Bank of America NT&SA..............................                 U.S.
        (dba: Security Pacific National Bank)
517.       693327 Ontario Limited (51.69%) (BofA Canada
           holds 10.22%; remainder owned by
           non-BankAmerica entity).........................               Canada
361.       BA Credit Corporation...........................             Delaware
2275.      BA Interactive Services Holding Company, Inc. ..             Delaware
2276.         MECA Software, L.L.C. .......................             Delaware
              (50%; other 50% owned by non-BankAmerica
              entity)
282.       BA Investment Services, Inc. ...................             Delaware
264.       BA Properties, Inc. ............................             Delaware
436.       BA Properties III, Inc. ........................             Delaware
535.       BANAM Broadcasting, Inc. .......................             Delaware
2265.      BA Series 1995-1, Inc. .........................             Delaware
266.       BancAmerica Auto Finance Corp. .................             Delaware
           (dba: Security Pacific Auto Finance)
437.       Bank of America Colombia*.......................             Colombia
526.       Bank of America (Jersey) Limited................        Channel Islds
514.       Bank of America Canada..........................               Canada
515.          Bank of America Canada Leasing Corporation...               Canada
516.          Bank of America Canada Securities Corporation               Canada
440.       Bank of America S.A.*...........................                Spain
441.          BankAmerica Gestion SGIIC, S.A. .............                Spain
              (99.6%; other 0.04% owned by non-BankAmerica
              entity)
360.       BankAmerica Business Credit, Inc. ..............             Delaware
438.       BankAmerica International.......................                 U.S.
443.          Societe Anonyme Immobiliere du 28 Place
              Vendome......................................               France
444.       BankAmerica International Financial
           Corporation.....................................                 U.S.
2270.         Arrendadora BankAmerica, S.A.*...............               Mexico
445.          BA Asia Limited..............................            Hong Kong
506.          BA Australia Limited.........................            Australia
509.             BA Staff Limited..........................            Australia
707.             BA Staff Superannuation Limited...........            Australia
446.          BA Finance (Hong Kong) Limited...............            Hong Kong
448.          BA Finance (Switzerland) Ltd. ...............          Switzerland
2271.         BA Forex (Philippines) Inc. .................          Philippines
450.          BA Holding Company S.A. .....................           Luxembourg
470.             Bank of America International Limited*....                 U.K.
473.                BA Netting Limited.....................                 U.K.
476.                Fenchurch Steamship Corporation........              Liberia
451.             BankAmerica International Trustee (B.V.I.)
                 Limited...................................    U.S. Virgin Islds
459.                BankAmerica Financial Services Ltd. ...    U.S. Virgin Islds
452.             BankAmerica Trust and Banking Corporation
                 (Bahamas) Limited.........................              Bahamas
453.                Trunoms, Limited.......................              Bahamas
454.                Wolnoms, Limited.......................              Bahamas
455.             BankAmerica Trust and Banking Corporation
                 (Cayman) Limited..........................         Cayman Islds
1360.               BankAmerica Fund Management Limited....         Cayman Islds
456.                Harbour Nominees Ltd. .................         Cayman Islds
457.             BankAmerica Trust Company (Hong Kong)
                 Limited...................................            Hong Kong
458.                BATCO Nominees Limited*................            Hong Kong

461.                   Fiduciary Services Limited..........            Hong Kong
460.                   ITG Secretaries Limited*............            Hong Kong
462.                   Renfrew Services Limited*...........            Hong Kong
467.             BankAmerica Trust Company (Jersey)
                 Limited...................................        Channel Islds
468.                BankAmerica Properties (Jersey)
                    Limited................................        Channel Islds
469.                Unihouse Nominees Limited..............        Channel Islds
449.          BA Swallow Business Systems Limited..........                 U.K.
479.          BamerInvest C.A. ............................            Venezuela
2140.         Bank of America Malaysia Berhad..............             Malaysia
316.             BA Nominees (Asing) Sdn. Bdh. ............             Malaysia
2269.         Bank of America Mexico S.A.*.................               Mexico
481.          BankAmerica Representacao e Servicos
              Limitada.....................................               Brazil
1003.         BankAmerica Singapore Limited................            Singapore
628.          Bunga Orkid, Ltd. ...........................              Bermuda
490.          Chile Cellulose Investment Company...........             Delaware
491.          Companhia Internacional de Participacoes E
              Empreedimentos...............................               Brazil
492.             Multi Banco S.A. .........................               Brazil
494.                Multi-Distribuidora Internacional de
                    Titulos e Valores Ltda. ...............               Brazil
495.                Multi-Leasing International
                    Arrendamento Mercantil S.A. ...........               Brazil
604.          Debt Recovery (Hong Kong) Limited*...........            Hong Kong
293.          Fundo 2000 de Conversao - Capital
              Estrangeiro..................................               Brazil
497.          Hedges, S.A. ................................            Argentina
232.          Inchroy Credit Corporation Limited (50%;
              other 50% owned by non-BankAmerica entity) ..            Hong Kong
498.          Inversiones of America Corredores de Bolsa
              Limitada*....................................                Chile
499.          Inversiones y Negocios Fiduciarios S.A. .....            Argentina
301.          InvestAmerica S.A.*..........................                Chile
668.          Orion Eight, Inc. ...........................             Delaware
671.             Delta FSC Eight, Inc. ....................    U.S. Virgin Islds
669.          Orion Nine, Inc. ............................             Delaware
672.             Delta FSC Nine, Inc. .....................    U.S. Virgin Islds
670.          Orion Ten, Inc. .............................             Delaware
673.             Delta FSC Ten, Inc. ......................    U.S. Virgin Islds
300.          SP Chile Energia S.A *.......................                Chile
233.          SPC Credit Limited...........................            Hong Kong
302.          Security Pacific Do Brazil S/C Ltda. ........               Brazil
304.          SP Inversiones y Servicios S.A*..............                Chile
306.          Security Pacific Overseas Investment
              Corporation..................................             Delaware
339.             Appold Limited............................                 U.K.
308.             Bank of America (Asia) Limited*...........            Hong Kong
312.                Bank of America (Macau) Limited........                Macau
314.                Canton Pacific Finance Ltd. ...........            Hong Kong
309.                The Bank of Canton (Nominees) Limited..            Hong Kong
323.             Security Pacific Australian Assets
                 Limited...................................            Australia
336.             Security Pacific Financing Services
                 Ltd. .....................................                 U.K.
337.             Security Pacific Hong Kong Holdings
                 Limited...................................            Hong Kong
501.          Titulos Rioplatenses S.A.*...................              Uruguay
313.       BankAmerica Nominees (1993) Pte. Ltd. ..........            Singapore
502.       BankAmerica Nominees (Hong Kong) Ltd. ..........            Hong Kong
503.       BankAmerica Nominees Limited (London)...........                 U.K.
504.       BankAmerica Nominees (Singapore) Pte. Ltd. .....            Singapore
250.       BankAmerica Ventures............................           California

278.       BofA Capital Management, Inc. ..................             Delaware
           (dba: Intercash Capital Advisors and
           Pacific Century Advisors)
533.       Electronic Payments Exchange, Inc.*.............             Delaware
249.       Equitable Deed Company..........................           California
           (dba: Continental Auxiliary Company)
534.       Golden Gate Participacoes Ltd. .................               Brazil
252.       Grant County Power Company......................             Delaware
536.       Lease Holding VI, Inc. .........................             Delaware
540.       NADRE II, Inc. .................................             Delaware
541.       NAGSA II, Inc. .................................             Delaware
259.       PNB Securities Corporation......................           California
258.       Pacific Southwest Realty Company................             Delaware
265.       Security Pacific Asia Limited...................            Singapore
347.       Security Pacific Equipment Leasing, Inc. .......             Delaware
428.          BA Leasing & Capital Corporation.............             Delaware
1324.            BA FSC Holdings, Inc. ....................             Delaware
348.                Aerocrane Leasing Ltd. ................    U.S. Virgin Islds
1323.               BA Swiss FSC Holdings, Inc. ...........             Delaware
551.                   Samedan Leasing Ltd. ...............    U.S. Virgin Islds
                    Canae, Inc. ...........................             Delaware
                       Canae FSC, Inc. ....................    U.S. Virgin Islds
2211.               Epidaurus, Inc. .......................             Delaware
2212.                  Epidaurus FSC, Inc. ................    U.S. Virgin Islds
349.                First Executive Sands Leasing Corp. ...           California
350.                   First Executive Leasing Ltd. .......     U.S Virgin Islds
1406.               Knossus, Inc. .........................             Delaware
1409.                  Knossus FSC, Inc. ..................    U.S. Virgin Islds
549.                Marco Polo Leasing Ltd. ...............    U.S. Virgin Islds
2213.               Mycenae, Inc. .........................             Delaware
2214.                  Mycenae FSC, Inc. ..................             Delaware
1436.               Nauplia, Inc. .........................             Delaware
1438.                  Nauplia FSC, Inc. ..................    U.S. Virgin Islds
                    Patras, Inc. ..........................             Delaware
                       Patras FSC, Inc. ...................    U.S. Virgin Islds
1407.               Phaestos, Inc. ........................             Delaware
1408.                  Phaestos FSC, Inc. .................    U.S. Virgin Islds
                       (50%; other 50% owned by
                       non-BankAmerica entity)
550.                Raffles Leasing Ltd. ..................    U.S. Virgin Islds
1437.               Sounion, Inc. .........................             Delaware
1439.                  Sounion FSC, Inc. ..................    U.S. Virgin Islds
552.                Tanah Merah Leasing Ltd. ..............    U.S. Virgin Islds
1419.               Tiryns, Inc. ..........................             Delaware
1420.                  Tiryns FSC, Inc. ...................    U.S. Virgin Islds
                       (50%; other 50% owned by
                       non-BankAmerica entity)
433.             Transit Holding, Inc. ....................             Delaware
434.                Asset Holding Co. Inc. ................             Delaware
546.          Balmoral Leasing Ltd. .......................    U.S. Virgin Islds
354.          SPAA Leasing Corporation.....................             Delaware
358.       Security Pacific Financial Services of
           California, Inc. ...............................             Delaware
542.       Special Asset Holding Co. ......................             Delaware
543.          Film Asset Holding Co. ......................             Delaware
              (50%; other 50% owned by non-BankAmerica
              entity)
537.       Wilco One, Inc. ................................             Delaware
363.       Zedd Investments, Inc. .........................             Delaware
364.       Zentac Productions, Inc. .......................             Delaware

387.    Bank of America Oregon.............................               Oregon
        (dba: Security Pacific Bank Oregon and Oregon Bank)
031.       OBTASCO, Inc. ..................................               Oregon
389.    Bank of America Texas, N.A. .......................                 U.S.
2008.   Bank of America Trust Company of Florida, National
        Association........................................                 U.S.
139.    BankAmerica Financial, Inc. .......................             Delaware
104.       Argentina Investment Holding Limited............            Argentina
2001.      BankAmerica Capital Corporation.................             Delaware
098.          Security Pacific Investors, Inc. ............             Delaware
182.       BankAmerica Insurance Group, Inc. ..............             Delaware
190.          BA Insurance Agency, Inc. ...................             Delaware
184.          General Fidelity Insurance Company...........           California
185.          General Fidelity Life Insurance Company......           California
043.          Security Pacific Southwest Insurance
              Agency, Inc. ................................              Arizona
109.       Brazilian Financial Services, Inc. .............             Delaware
110.          BFS Participacoes, Ltda. ....................               Brazil
112.       Brazilian Tourism Holdings, Inc. ...............             Delaware
397.       Overseas Lending Corporation....................             Delaware
193.       Security Pacific Automotive Financial Services
           Corp. ..........................................             Delaware
           (dba: Security Pacific Auto Finance)
143.       Security Pacific Business Credit Inc. ..........             Delaware
145.       Security Pacific Finance System Incorporated....             Delaware
151.          BA Financial Management Services, Inc. ......             Delaware
146.          Dealers Credit, Inc. ........................             Delaware
147.          First Fenwick Mortgage Corporation...........             Virginia
148.          Security Pacific Consumer Discount Company...         Pennsylvania
              (dba: Security Pacific Financial Services of
              Pennsylvania Inc.)
149.          Security Pacific Finance Credit Corp. .......             Delaware
152.          Security Pacific Financial Services Inc. ....             Delaware
163.             Security Pacific Executive/Professional
                 Services Inc. ............................             Colorado
165.             Security Pacific Financial Services of
                 Minnesota Inc. ...........................            Minnesota
166.             The Midwestern Agency Corporation, Inc. ..                 Iowa
154.             Security Pacific Financial Services of
                 Nevada Inc. ..............................               Nevada
156.             Security Pacific Financial Services of
                 West Virginia Inc. .......................        West Virginia
160.             SPF Advertising Agency, Inc. .............               Kansas
161.          Security Pacific Financial Services of
              Des Moines Inc. .............................                 Iowa
168.       Security Pacific Housing Services, Inc. ........             Delaware
169.          Security Pacific Acceptance Corp. ...........             Delaware
170.          Security Pacific Acceptance Corp. II.........             Delaware
172.       Security Pacific Leasing Corporation............             Delaware
173.          MCOG Leasing Corp. ..........................           California
              Sardonyx Shipping Pte Ltd ...................            Singapore
              (50%; other 50% owned by non-BankAmerica
              entity)
200.          Securilease BV...............................          Netherlands
174.          Security Pacific Capital Leasing
              Corporation..................................             Delaware
194.          Security Pacific EuroFinance Holdings,
              Inc. ........................................             Delaware
195.             Security Pacific Equipment Finance
                 (Europe) Inc. ............................             Delaware
224.             Security Pacific Lease Finance (Europe)
                 Inc. .....................................             Delaware
218.          Security Pacific International Leasfinance,
              Inc. ........................................             Delaware
177.          White Sands Leasing Corporation..............             Delaware

178.             Pasir Mas Ltd. ...........................    U.S. Virgin Islds
179.          Windmill Sands Leasing Corporation...........             Delaware
180.             Windmill Leasing, Ltd. ...................    U.S. Virgin Islds
400.       Western America Financial, Inc. ................             Delaware
2003.   BankAmerica Investment Corporation.................             Delaware
118.    BankAmerica National Trust Company.................                 U.S.
2010.   BankAmerica Realty Finance, Inc. ..................             Delaware
380.    BankAmerica Realty Services, Inc. .................             Delaware
2005.   Continental Illinois Energy Development Corporation             Delaware
2007.   Continental Illinois Service Corporation...........             Delaware
2110.   LaSalle Street Natural Resources Corporation.......             Delaware
390.    Nevada First Development Corporation...............               Nevada
554.       Bank of America Nevada..........................               Nevada
029.    Orbanco Real Estate Services, Co. .................               Oregon
009.    Rainier Bancorporation.............................           Washington
372.    Real Estate Collateral Management Company..........             Delaware
401.    Seafirst Corporation...............................           Washington
012.       Rainier Mortgage Company........................           Washington
015.       Seafirst Community Service Corporation..........           Washington
408.       Seattle-First National Bank.....................                 U.S.
020.          Centrum Properties Corporation...............           Washington
658.          DAS Holdings, Inc. ..........................              Arizona
011.          Rainier Credit Company.......................           Washington
416.          Seafirst America Corporation.................           Washington
              Seafirst Asset Holding Co. ..................             Delaware
411.          Seafirst Auto Leasing, Inc. .................           Washington
404.          Seafirst Insurance Corporation...............           Washington
027.          Seafirst Investment Services, Inc. ..........           Washington
413.          Seafirst Leasing Company.....................           Washington
045.          Seafirst Merchant Services, Inc. ............             Delaware
420.          Seafirst Properties Corporation..............           Washington
421.          Seafirst Services Corporation................           Washington
023.          Security Pacific Premises Bellevue, Inc. ....           Washington
425.          Yakima Properties, Incorporated..............           Washington
132.    Security-First Company.............................           California
133.       Security-First CMO-I Corporation................           California
042.    Security Pacific Southwest Financial Services, Inc.              Arizona
192.    SP International Holdings, Inc. ...................             Delaware
199.       Security Pacific EuroFinance, Inc. .............             Delaware
235.          Sec Pac Spain S.A. ..........................                Spain
1400.         Society Nouvelle Dolomites Francaises*.......               France

* Aggregate 100% ownership is held by more than one BankAmerica legal entity; for purposes of this listing, the entity is shown in relationship to the majority holder.